                                                                      EXHIBIT 21

                    SUBSIDIARIES OF THE ALLSTATE CORPORATION

                                                                        JURISDICTION
COMPANY                                                                OF ORGANIZATION
-------                                                                ---------------
THE ALLSTATE CORPORATION                                               Delaware
Allstate Insurance Company                                             Illinois
Allstate International Insurance Holdings, Inc.                        Delaware
Allstate Non-Insurance Holdings, Inc.                                  Delaware
Allstate Bank                                                          United States
American Heritage Life Investment Corporation                          Delaware
Kennett Capital, Inc.                                                  Delaware
Willow Insurance Holdings Inc.                                         Delaware
Allstate Financing II                                                  Delaware

ALLSTATE INSURANCE COMPANY
         (Subsidiary of The Allstate Corporation)
Allstate Fire and Casualty Insurance Company                           Illinois
Allstate Financial, LCC                                                Delaware
Allstate Financial Corporation                                         Illinois
Allstate Holdings, LLC                                                 Delaware
Allstate Indemnity Company                                             Illinois
Allstate Insurance Company of Canada                                   Canada
Allstate International Inc.                                            Delaware
Allstate Life Insurance Company                                        Illinois
Allstate New Jersey Holdings, LLC                                      Delaware
Allstate North American Insurance Company                              Illinois
Allstate Property and Casualty Insurance Company                       Illinois
Allstate Texas Lloyd's, Inc.                                           Texas
The Northbrook Corporation                                             Nebraska
Ivantage Group, LLC                                                    Delaware

ALLSTATE HOLDINGS, LLC
         (Subsidiary of Allstate Insurance Company)
Allstate Floridian Insurance Company                                   Illinois
Allstate Floridian Indemnity Company                                   Illinois

ALLSTATE INSURANCE COMPANY OF CANADA
         (Subsidiary of Allstate Insurance Company)
Allstate Life Insurance Company of Canada                              Canada

ALLSTATE LIFE INSURANCE COMPANY
         (Subsidiary of Allstate Insurance Company)
AFDW, Inc.                                                             Oregon
Allstate Distributors, L.L.C.                                          Delaware
AFD, Inc.                                                              Illinois
Allstate Financial Advisors, LLC                                       Delaware
Allstate Financial Services, LLC                                       Delaware
ALFS, Inc.                                                             Delaware
Allstate Life Insurance Company of New York                            New York
Allstate Assignment Company                                            Nebraska
Allstate Settlement Corporation                                        Nebraska
Charter National Life Insurance Company                                Illinois
Glenbrook Life and Annuity Company                                     Arizona
Intramerica Life Insurance Company                                     New York
Lincoln Benefit Life Company                                           Nebraska
LSA Asset Management, LLC                                              Delaware
Northbrook Life Insurance Company                                      Arizona
Allstate Assurance Company                                             Illinois
Surety Life Insurance Company                                          Nebraska

ALLSTATE NEW JERSEY HOLDINGS, LLC
         (Subsidiary of Allstate Insurance Company)
Allstate New Jersey Insurance Company                                  Illinois

IVANTAGE GROUP, LLC
         (Subsidiary of Allstate Insurance Company)
Ivantage Select Agency, Inc.                                           Illinois
Northbrook Indemnity Company                                           Illinois

NORTHBROOK INDEMNITY COMPANY
         (Subsidiary of Ivantage Group, LLC)
Deerbrook Insurance Company                                            Illinois
Encompass Indemnity Company                                            Florida
Willow Lake Holdings, LLC                                              Delaware
Encompass Holdings, LLC                                                Delaware

ENCOMPASS HOLDINGS, LLC
         (Subsidiary of Northbrook Indemnity Company)
USF&G Business Insurance Company                                       Maryland

ALLSTATE INTERNATIONAL INSURANCE HOLDINGS, INC.
         (Subsidiary of The Allstate Corporation)
Allstate Reinsurance Ltd.                                              Bermuda
Pafco Underwriting Managers Inc.                                       Ontario
Pembridge America Inc.                                                 Florida

PAFCO UNDERWRITING MANAGERS INC.
         (Subsidiary of Allstate International Insurance
          Holdings, Inc.)
Pembridge Insurance Company                                            Ontario

ALLSTATE NON-INSURANCE HOLDINGS, INC.
         (Subsidiary of The Allstate Corporation)
Allstate Enterprises, Inc.                                             Delaware
Allstate Investment Management Company                                 Delaware
Allstate Investments, LLC                                              Delaware
Ivory Holdings, LLC                                                    Oklahoma
Northbrook Services, Inc.                                              Delaware
Northbrook Technology of Northern Ireland, Limited                     Northern Ireland
Sterling Collision Centers, Inc.                                       Delaware
Tech-Cor, Inc.                                                         Delaware

ALLSTATE ENTERPRISES, INC.
         (Subsidiary of Allstate Non-Insurance Holdings, Inc.)
Allstate Motor Club, Inc.                                              Delaware
Roadway Protection Auto Club, Inc.                                     Delaware
Allstate Motor Club of Canada Inc.                                     Canada

ALLSTATE MOTOR CLUB, INC.
         (Subsidiary of Allstate Enterprises, Inc.)
Direct Marketing Center Inc.                                           Delaware
Enterprises Services Corporation                                       Delaware
Rescue Express, Inc.                                                   Delaware

STERLING COLLISION CENTERS
         (Subsidiary of Allstate Non-Insurance Holdings, Inc.)
Bob Thompson Enterprises, Inc.                                         Pennsylvania
Pacific Painters, Inc.                                                 Texas
Champions Pride Electronics and Trim, Inc., d/b/a Champion's
                  Pride Collision                                      Texas
JSI Collision Centers, Inc., formerly Johnny's Service, Inc.           Ohio
Westborn Collision, Inc.                                               Michigan

AMERICAN HERITAGE LIFE INVESTMENT CORPORATION
         (Subsidiary of The Allstate Corporation)
American Heritage Life Insurance Company                               Florida
American Heritage Service Company                                      Florida
Colonial Reinsurance, Ltd.                                             British Virgin Islands
E.R.J Insurance Group, Inc.                                            Florida
Florida Associated Services, Inc.                                      Florida

AMERICAN HERITAGE LIFE INSURANCE COMPANY
         (Subsidiary of American Heritage Life Investment
          Corporation)
Fidelity International Company, Ltd.                                   Bahamas
First Colonial Insurance Company                                       Florida
St. Johns Bluff Timber Company                                         Florida
Columbia Universal Life Insurance Company                              Texas
Concord Heritage Life Insurance Company Inc.                           New Hampshire
Keystone State Life Insurance Company                                  Pennsylvania

FIDELITY INTERNATIONAL COMPANY, LIMITED
       (Subsidiary of American Heritage Life Insurance
        Company)
Fidelity International Insurance Company, Limited                      Bahamas

KEYSTONE STATE LIFE INSURANCE COMPANY
       (Subsidiary of American Heritage Life Insurance
        Company)
KSL Marketing Inc.                                                     Pennsylvania

OTHER
Allstate County Mutual Insurance Company                               Texas
       (A mutual company owned by policy holders. Officers and employees of
       Allstate Insurance Company serve as directors and officers of Allstate
       County Mutual Insurance Company.)

Allstate Texas Lloyd's                                                 Texas
       An insurance syndicate organized under the laws of Texas.  Allstate Texas
       Lloyd's, Inc. (a direct wholly-owned subsidiary of Allstate Insurance
       Company) is the attorney-in-fact for this syndicate.